UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 23, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      001-10435                06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

      ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                    06890
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On April 25, 2008, Sturm, Ruger & Company, Inc. (the "Company") issued a press release announcing that on April 23, 2008, Stephen L. Sanetti resigned as a Director of the Company. A copy of the press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
            Year

      On April 23, 2008, the Board of Directors of the Company adopted a resolution approving amendments to the Company's By-laws to modify the description of the duties of certain corporate officers. The description of the By-law amendments is qualified in its entirety by reference to the full text of the Company's Amended and Restated By-laws which are effective April 23, 2008 and attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01   Other Events

      On April 25, 2008, the Company issued a press release announcing that Kevin B. Reid, Sr. was appointed Vice President and General Counsel of the Company, effective April 23, 2008. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

      On April 24, 2008, the Company issued a press release announcing that the Company's Board of Directors approved a stock repurchase program authorizing the Company to repurchase up to $10 million of its Common Stock from time-to-time in the open market or through privately negotiated transactions in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit No. Description
----------- -----------

3.1         Amended and Restated By-Laws of Sturm, Ruger & Company, Inc.

99.1 Press release of Sturm, Ruger & Company, Inc. dated April 25, 2008, announcing the resignation of Stephen L. Sanetti as Director of the Company and the appointment of Kevin B. Reid, Sr. as Vice President and General Counsel.

99.2 Press release of Sturm, Ruger & Company, Inc. dated April 24, 2008, announcing the approval of the Company's $10 million stock repurchase program by the Board of Directors.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STURM, RUGER & COMPANY, INC.


                                       By:  /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Treasurer and Chief Financial
                                                   Officer

Dated: April 25, 2008


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